EXHIBIT 10.1

FORM OF SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of [       ], 2016, is by and among Amyris, Inc., a Delaware corporation (the “Company”), and [   ] (the “Investor”).

RECITALS

A. The Company and the Investor desire to enter into this transaction to purchase the Securities (as defined below) set forth herein pursuant to the Registration Statement (as defined below) that has been declared effective in accordance with the Securities Act of 1933, as amended (the “Securities Act”), by the United States Securities and Exchange Commission (the “SEC”). “Registration Statement” means the effective registration statement on Form S-3 (Commission File No. 333-203216) filed by the Company with the SEC pursuant to the Securities Act for the registration of certain of its securities, including the Securities, as such Registration Statement has been or may be amended and supplemented from time to time, including all documents filed as part thereof or incorporated by reference therein, and including all information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B of the Securities Act, including any comparable successor registration statement filed by the Company with the SEC pursuant to the Securities Act for the registration of shares of its Common Stock, including the Securities.

B. The Company has authorized the issuance of convertible notes, in the aggregate original principal amount of $15,000,000, in the form attached hereto as Exhibit A (the “Notes”), which Notes shall be convertible into shares of Common Stock (as defined below) in accordance with the terms of the Notes. “Common Stock” means (i) the Company’s common stock, par value $0.0001 per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

C. The Investor wishes to purchase, and the Company wishes to sell, upon the terms and subject to the conditions stated in this Agreement, (i) at the Initial Closing (as defined below), a Note in the original principal amount of $10,000,000 (the “Initial Note”) (and the Common Stock issuable upon conversion, redemption or amortization thereof, collectively, the “Initial Conversion Shares”), and (ii) at the Additional Closing (as defined below), a Note in the original principal amount of $5,000,000 (the “Additional Note”) (and the Common Stock issuable upon conversion, redemption or amortization thereof, collectively, the “Additional Conversion Shares” and, collectively with the Initial Conversion Shares, the “Conversion Shares”).

D. The Notes are entitled to redemption and amortization payments and certain other amounts, which, at the option of the Company and subject to certain conditions, may be paid in shares of Common Stock or in cash.

E. The Notes and the Conversion Shares are collectively referred to herein as the “Securities.”

F. The parties have agreed that the obligation to repay the Notes shall be an unsecured obligation of the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.	PURCHASE AND SALE OF NOTES.

(a)             Initial Note. Subject to the satisfaction (or, where legally permissible, the waiver) of the conditions set forth in Section 6, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company on the Initial Closing Date (as defined below), the Initial Note (the “Initial Closing”).

(b)             Additional Note. Subject to the satisfaction (or, where legally permissible, the waiver) of the conditions set forth in Section 6, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company on the Additional Closing Date (as defined below), the Additional Note (the “Additional Closing”).

(c)             Form of Payment.

(i)                 Initial Closing. On the Initial Closing Date, (A) the Investor shall pay the Initial Purchase Price (as defined below) (less the amounts withheld pursuant to Section 4(g)) to the Company for the Initial Note to be issued and sold to the Investor at the Initial Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (B) immediately following the Company’s receipt of such amount, the Company shall deliver to the Investor the Initial Note duly executed on behalf of the Company and registered in the name of the Investor or its designee.

(ii)               Additional Closing. On the Additional Closing Date, (A) the Investor shall pay the Additional Purchase Price (as defined below) to the Company for the Additional Note to be issued and sold to the Investor at the Additional Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (B) immediately following the Company’s receipt of such amount, the Company shall deliver to the Investor the Additional Note duly executed on behalf of the Company and registered in the name of the Investor or its designee.

(d)              Rank. The parties hereto acknowledge that the Initial Note and the Additional Note shall be part of a single series of notes and shall rank pari passu with each other.

(e)               Purchase Price. The purchase price for the Initial Note to be purchased by the Investor shall be $10,000,000 (the “Initial Purchase Price”). The purchase price for the Additional Note to be purchased by the Investor shall be $5,000,000 (the “Additional Purchase Price,” and together with the Initial Purchase Price, each, a “Purchase Price”).

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(f)                Closings. The Initial Closing and the Additional Closing are each sometimes referred to in this Agreement as a “Closing”. Each Closing shall occur at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, NY 10166. As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(i)                 Initial Closing. The date and time of the Initial Closing (the “Initial Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Trading Day (as defined below) (and including the date hereof if a Trading Day) on which the conditions to the Initial Closing set forth in Section 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Investor).

(ii)               Additional Closing. The date and time of the Additional Closing (the “Additional Closing Date”, and the Initial Closing Date and the Additional Closing Date are each sometimes referred to in this Agreement as a “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Trading Day next following the Third Installment Period Date (as defined below) on which the conditions to the Additional Closing set forth in Section 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Investor). As used herein, “Third Installment Period Date” means the date on which the third (3rd) Installment Period under the Initial Note has expired.

2.	INVESTOR’S REPRESENTATIONS AND WARRANTIES.

The Investor represents and warrants to the Company, as of the Initial Closing Date and the Additional Closing Date, that:

(a)                Organization; Authority. The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)               Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and constitutes the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)                No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

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(d)               Selling Materials. Other than the Registration Statement, the Prospectus and, when delivered, the Prospectus Supplement, the Investor has not received from the Company any written offering materials with respect to the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth in the Registration Statement, the Prospectus or the SEC Documents, the Company represents and warrants to the Investor, as of the Initial Closing Date and the Additional Closing Date, that:

(a)                Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof) or financial condition of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents; provided, however, that no facts, circumstances, changes or effects resulting from, relating to or arising out of the following, individually or in the aggregate, shall be taken into account in determining whether a Material Adverse Effect has occurred or insofar as reasonably can be foreseen would likely occur: (a) changes in conditions in the U.S. or global capital, credit or financial markets generally, including changes in the availability of capital or currency exchange rates, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies; (b) changes generally affecting the industries in which the Company and its Subsidiaries operate, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies; and (c) any effect of the announcement of, or the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents on the Company’s relationships, contractual or otherwise, with customers, suppliers, vendors, bank lenders, strategic venture partners or employees. Other than the Persons (as defined below) set forth on Schedule 3(a), the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

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(b)               Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Notes) have been duly authorized by the Company’s board of directors and (other than the filing with the SEC of the Prospectus Supplement (as defined below) supplementing the Prospectus (as defined below) forming part of the Registration Statement and the 8-K Filing (as defined herein), and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body. This Agreement has been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Notes, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time. “Prospectus Supplement” means the prospectus supplement to the Prospectus relating to the Securities complying with Rule 424(b) under the Securities Act that is filed with the SEC and delivered by the Company to the Investor upon the execution and delivery of this Agreement in accordance with Section 4(b), including the documents incorporated by reference therein, and any amendment or supplement thereto. “Prospectus” means the Company’s final base prospectus, dated April 9, 2015, a preliminary form of which is included in the Registration Statement, including the documents incorporated by reference therein, and any amendment or supplement thereto.

(c)                Issuance of Securities; Registration Statement. The issuance of the Notes is duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 150% of the maximum number of Conversion Shares issuable upon conversion of the Notes and without taking into account any limitations on the conversion of the Notes set forth therein. The issuance of the Conversion Shares is duly authorized, and upon conversion in accordance with the Notes, the Conversion Shares, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities has been registered under the Securities Act, the Securities are being issued pursuant to the Registration Statement and all of the Securities are freely transferable and freely tradable by Investor without restriction. The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Securities hereunder and as contemplated by the other Transaction Documents.

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Upon receipt of the Securities, the Investor will have good and marketable title to the Securities. The Registration Statement and any prospectus included therein, including the Prospectus and the Prospectus Supplement, complied in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and all other applicable laws and regulations. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at each deemed effective date thereof pursuant to Rule 430B(f)(2) under the Securities Act, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments or supplements thereto (including, without limitation the Prospectus Supplement), at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, complied, and will comply, in all material respects with the requirements of the Securities Act and did not, and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company meets all of the requirements for the use of Form S-3 under the Securities Act for the offering and sale of the Securities contemplated by this Agreement and the other Transaction Documents, and the SEC has not notified the Company of any objection to the use of the form of the Registration Statement pursuant to Rule 401(g)(1) under the Securities Act. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act. At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) relating to any of the Securities, the Company was not and is not an “Ineligible Issuer” (as defined in Rule 405 under the Securities Act). The Company (i) has not distributed any offering material in connection with the offer or sale of any of the Securities and (ii) until the Investor no longer holds any of the Securities, shall not distribute any offering material in connection with the offer or sale of any of the Securities to, or by, the Investor (if required), in each case, other than the Registration Statement, the Prospectus or the Prospectus Supplement.

(d)               No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes, and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Notes) will not (i) result in a violation of the Charter (as defined below) (including, without limitation, any certificate of designation contained therein) or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company, or Bylaws (as defined below) or the bylaws of any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of The NASDAQ Stock Market (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, other than, in the case of clause (ii) above, for such conflicts, defaults or rights that could not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, at the maturity dates of the Notes or at any other times when payments are required to be made in cash pursuant to the terms of the Notes, there shall be no covenant, agreement, arrangement, prohibition, limitation or restriction in effect that would prohibit, limit, restrict, delay, conflict with or impair the ability or right of the Company to repay in cash all outstanding principal and other amounts outstanding under the Notes.

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(e)                Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of the Prospectus Supplement and the 8-K Filing and any other filings as may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing have been obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(f)                Acknowledgment Regarding Investor’s Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that the Investor is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g)               Placement Agent’s Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by the Investor or its investment advisor) relating to or arising out of the transactions contemplated hereby. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h)               No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor, to the knowledge of the Company, any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor, to the knowledge of the Company, any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

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(i)                 Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes is absolute and unconditional (subject to any limitations on conversion as set forth in the Notes), regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)                 Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Charter, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Investor’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company or any of its Subsidiaries.

(k)               SEC Documents; Financial Statements. During the one (1) year prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Investor or its representative true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not contemplating amending or restating any of the financial statements (including without limitation, any notes or any letter of any independent accountant of the Company with respect thereto) included in any of the SEC Documents (the “Financial Statements”). No facts or circumstances exist that would require the Company to amend or restate any of the Financial Statements in order for each of the Financial Statements to be in compliance with generally accepted accounting principles and applicable law (including, without limitation, the rules and regulations of the SEC). The Company has not been informed by any of its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

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(l)                 Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in an Annual Report on Form 10-K, except as disclosed in the SEC Documents filed subsequent to such Form 10-K, there has been no Material Adverse Effect. Since the date of the Company’s most recent audited financial statements contained in an Annual Report on Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets outside of the ordinary course of business or (iii) made any capital expenditures outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent (as defined below). “Insolvent” means, (I) with respect to the Company and its Subsidiaries, on a consolidated basis, (i) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (ii) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (II) with respect to the Company and each Subsidiary, individually, (i) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (ii) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital.

(m)             No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or could reasonably expected to occur or exist, with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise) that (i) would be required to be disclosed by the Company under applicable laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on the Investor’s investment hereunder or (iii) could have a Material Adverse Effect.

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(n)               Conduct of Business; Regulatory Permits. The Company is not in violation of any term of or in default under its Charter, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or its Bylaws. None of the Company’s Subsidiaries is in violation of any term of or in default under its organizational charter, certificate of formation or certificate of incorporation or bylaws, or any certificate of designation, preferences or rights of any other outstanding series of preferred stock of such Subsidiary. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since September 2010, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)               Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p)               Sarbanes-Oxley Act. The Company and each Subsidiary is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(q)               Transactions With Affiliates. Except as disclosed in the SEC Documents, none of the officers, directors, employees or affiliates of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or affiliate or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, employee or affiliate has a substantial interest or is an employee, officer, director, trustee or partner.

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(r)                 Equity Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and non-assessable. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Prospectus and the Prospectus Supplement as of the dates referred to therein (other than (i) the grant of additional options or other awards under the Company’s existing equity incentive plans, (ii) changes in the number of outstanding Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Stock outstanding on the date hereof, (iii) the vesting of awards under the Company’s existing equity incentive plans outstanding on the date hereof, (iv) as a result of the issuance of shares of Common Stock pursuant to the Notes, (v) any repurchases of capital stock of the Company, or (v) as otherwise disclosed in the Registration Statement, Prospectus or Prospectus Supplement), and such authorized capital stock conforms to the description thereof set forth in the Registration Statement, the Prospectus and the Prospectus Supplement. The description of the Common Stock in the Registration Statement, the Prospectus and the Prospectus Supplement is complete and accurate in all material respects. (i) None of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to this Agreement); (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (vii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (viii) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. The SEC Documents contain true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Charter”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities. “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

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(s)                Indebtedness and Other Contracts. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables incurred in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

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(t)                 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company or any of its Subsidiaries. No director, officer or employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act, including, without limitation, the Registration Statement.

(u)               Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)               Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its and its Subsidiaries’ relations with their respective employees are good. No executive officer (as defined in Rule 501(f) promulgated under the Securities Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)             Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property, and have good and marketable title to all personal property, owned by them which is material to the business of the Company and its Subsidiaries, in each case, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

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(x)               Intellectual Property Rights. The Company and its Subsidiaries own or possess (or, in the case of third-party patents, patent applications, trademarks, trademark applications, service marks, or service mark applications, to the Company’s knowledge, the Company and its Subsidiaries own or possesses) adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of the Company’s or its Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement, except as would reasonably be expected to result in a Material Adverse Effect. The Company has no knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding their Intellectual Property Rights that is material to the Company’s business. The Company is not aware of any facts or circumstances which would reasonably be expected to give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(y)               Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)                Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

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(aa)            Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except in each case where failure to do so would not reasonably be expected to result in a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

(bb)           Internal Accounting and Disclosure Controls. The Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. The Company has not received any notice or correspondence from any accountant or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company.

(cc)            Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd)          Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be required to register as, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

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(ee)            Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(ff)             U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by the Investor, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company and each Subsidiary shall so certify upon the Investor’s request.

(gg)           Registration Eligibility. The Company is eligible to register the issuance and sale of the Securities to the Investor using Form S-3 promulgated under the Securities Act.

(hh)           Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and/or transfer of the Securities to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ii)               Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(jj)               Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(kk)           Public Utility Holding Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(ll)               Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(mm)       No Additional Agreements. The Company does not have any agreement or understanding with the Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

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(nn)           Real Property. Each of the Company and its Subsidiaries holds good title to all real property, leases in real property, or other interests in real property owned or held by the Company or any of its Subsidiaries (the “Real Property”) owned by the Company or any of its Subsidiaries (as applicable). The Real Property (a) is free and clear of all mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Encumbrances”) and (b) is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature (collectively, “Use Restrictions”) except for (i) liens for current taxes not yet due and (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto, other than, with respect to clauses (a) and (b) above, for such Encumbrances or Use Restrictions that would not reasonably be expected to have a Material Adverse Effect.

(oo)           Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Encumbrances except for (a) liens for current taxes not yet due, (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto, and (c) Encumbrances that would not reasonably be expected to have a Material Adverse Effect.

(pp)           Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(qq)           Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(rr)              Registration Rights. No holder of securities of the Company has rights to the registration of any securities of the Company because of the transactions contemplated by the Transaction Documents, including, without limitation, the issuance of the Securities hereunder or the filing of the Prospectus Supplement, which could expose the Company to material liability or the Investor to any liability or that could impair the Company’s ability to consummate the issuance and sale of the Securities in the manner, and at the times, contemplated hereby, which rights have not been waived by the holder thereof as of the date hereof.

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(ss)             Management. During the prior two (2) year period ending on the day immediately preceding the date hereof, to the knowledge of the Company, no current officer or director of the Company has been the subject of:

(i)                 a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such Person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such Person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)               a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)             any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such Person from, or otherwise limiting, the following activities:

(1)               acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other Person regulated by the United States Commodity Futures Trading Commission or an associated Person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated Person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)               engaging in any type of business practice; or

(3)               engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)             any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such Person to engage in any activity described in the preceding sub paragraph, or to be associated with Persons engaged in any such activity;

(v)               a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

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(vi)             a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(tt)              Stock Option Plans. Since January 1, 2013, each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company or outside of the Company’s stock option plan as an inducement to employment or the engagement as a director of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under generally accepted accounting principles and applicable law. No stock option granted under the Company’s stock option plan has been backdated. Since January 1, 2013, the Company has not knowingly granted, and there is no, and has been, no policy or practice of the Company to knowingly grant stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or any of its Subsidiaries or any of its or their respective financial results or prospects.

(uu)           No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company, on the one hand, and any accountants or lawyers formerly or presently employed or engaged by the Company, on the other hand. The Company is current with respect to any fees owed to its accountants and lawyers which could reasonably affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(vv)           Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information regarding the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that the Investor does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

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4.	COVENANTS.

(a)                Reasonable Best Efforts Each of the Company and the Investor shall use its reasonable best efforts to timely satisfy each of the conditions to closing to be satisfied by it in this Agreement.

(b)               Prospectus Supplement and Blue Sky. Prior to execution of this Agreement, the Company shall have delivered to the Investor, and within the time required under Rule 424(b) under the Securities Act (without reliance on Rule 424(b)(8) under the Securities Act) the Company shall file with the SEC, the Prospectus Supplement with respect to the Securities as required hereunder, and in conformity with, the Securities Act, including Rule 424(b) thereunder. If required, the Company, on or before each Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Investor at the applicable Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor on or prior to the applicable Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Investor.

(c)                Reporting Status. Until the date on which the Investor shall have sold all of the Conversion Shares (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(d)               Use of Proceeds. The Company shall use the proceeds from the sale of the Securities solely for general working capital purposes and as otherwise set forth in the Prospectus Supplement under “Use of Proceeds.”

(e)                Financial Information. The Company agrees to send the following to the Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual periods, and any registration statements or amendments filed pursuant to the Securities Act and (ii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(f)                Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of (i) all of the Initial Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) (but in no event later than the Initial Closing Date) and (ii) all of the Additional Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) (but in no event later than the Additional Closing Date), and shall maintain such listing or designation for quotation (as the case may be) of all the shares of Common Stock from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the listing or designation for quotation (as the case may be) of the Common Stock on the Principal Market, The New York Stock Exchange, the NYSE MKT, The NASDAQ Global Market or The NASDAQ Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

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(g)               Fees. The Company shall reimburse the Investor or its designee(s) for all costs and expenses incurred by it or its affiliates in connection with the transactions contemplated by the Transaction Documents (including, without limitation, all legal fees and disbursements in connection therewith, structuring, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence and regulatory filings in connection therewith) in an amount up to $50,000, which amount shall be withheld by the Investor from the Initial Purchase Price at the Initial Closing or paid by the Company on demand by the Investor if the Investor terminates its obligations under this Agreement in accordance with Section 7 (as the case may be). The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC fees or broker’s commissions (other than for Persons engaged by the Investor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Investor.

(h)               Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by the Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Investor.

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(i)                 Disclosure of Transactions and Other Material Information. The Company shall, by 9:00 a.m., New York time, on the next Business Day after the date of this Agreement, file a Current Report on Form 8-K with the SEC under the Exchange Act describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement) and the form of Notes) (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Company shall have disclosed all material, non-public information (if any) regarding the Company or any of its Subsidiaries delivered to the Investor by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents, not to, provide the Investor with any material, non-public information regarding the Company or any of its Subsidiaries from and after the issuance of the 8-K Filing without the express prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion). In the event of a breach of any of the foregoing covenants by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of the Investor), in addition to any other remedy provided herein or in the Transaction Documents, the Investor shall have the right, subject to giving the Company at least one (1) Business Day’s prior written notice, to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Investor shall not have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure. Subject to the foregoing, neither the Company, its Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the prior written consent of the other parties hereto; provided, however, the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Other than with respect to the 8-K Filing, without the prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Investor in any filing, announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Investor has not had, and the Investor shall not have (unless expressly agreed to by the Investor in a written definitive and binding agreement executed by the Company and the Investor), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any information regarding the Company or any of its Subsidiaries.

(j)                 Reservation of Shares. Until the date on which the Notes are no longer outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the Required Reserve Amount (as defined in the Notes).

(k)               Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

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(l)                 Participation Right. For as long as the Investor holds any Securities, neither the Company nor any of its Subsidiaries shall, directly or indirectly, effect any Subsequent Placement involving a Variable Rate Transaction unless the Company shall have first complied with this Section 4(l).

(i)                 At least five (5) Trading Days prior to any proposed or intended Subsequent Placement involving a Variable Rate Transaction, the Company shall deliver to the Investor a written notice of its proposal or intention to effect a Subsequent Placement involving a Variable Rate Transaction (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information regarding the Company or any of its Subsidiaries) other than: (i) a statement that the Company proposes or intends to effect a Subsequent Placement involving a Variable Rate Transaction, (ii) a statement that the statement in clause (i) above does not constitute material, non-public information and (iii) a statement informing the Investor that it is entitled to receive an Offer Notice (as defined below) with respect to such Subsequent Placement upon its written request. Upon the written request of the Investor within three (3) Trading Days after the Company’s delivery to the Investor of such Pre-Notice, and only upon a written request by the Investor, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver to the Investor an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement involving a Variable Rate Transaction, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with the Investor in accordance with the terms of the Offer 100% of the Offered Securities.

(ii)               To accept an Offer, in whole or in part, the Investor must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day after the Investor’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of the Offered Securities that the Investor elects to purchase (the “Notice of Acceptance”). Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Investor a new Offer Notice and the Offer Period shall expire on the fifth (5th) Business Day after the Investor’s receipt of such new Offer Notice.

(iii)             The Company shall have five (5) days from the expiration of the Offer Period above (i) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investor (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (ii) to publicly announce (a) the execution of such Subsequent Placement Agreement, and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

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(iv)             In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(l)(iii) above), then the Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor elected to purchase pursuant to Section 4(l)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to the Investor pursuant to this Section 4(l) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that the Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investor in accordance with Section 4(l)(i) above.

(v)               Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Investor shall acquire from the Company, and the Company shall issue to the Investor, the number or amount of Offered Securities specified in its Notice of Acceptance. The purchase by the Investor of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investor of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investor and its counsel.

(vi)             Any Offered Securities not acquired by the Investor or other Persons in accordance with this Section 4(l) may not be issued, sold or exchanged until they are again offered to the Investor under the procedures specified in this Agreement.

(vii)           The Company and the Investor agree that if the Investor elects to participate in the Offer, neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby the Investor shall be required to agree to any restrictions on trading as to any securities of the Company (other than restrictions required by applicable securities laws on the resale of the specific “restricted securities” (as that term is defined under Rule 144) being issued in the Subsequent Placement) or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company.

(viii)         Notwithstanding anything to the contrary in this Section 4(l) and unless otherwise agreed to by the Investor, the Company shall either confirm in writing to the Investor that the transaction with respect to the Subsequent Placement involving a Variable Rate Transaction has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Investor will not be in possession of any material, non-public information regarding the Company or any of its Subsidiaries, by the seventh (7th) Business Day following delivery of the Offer Notice. If by such seventh (7th) Business Day, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Investor, such transaction shall be deemed to have been abandoned and the Investor shall not be in possession of any material, non-public information regarding the Company or any of its Subsidiaries. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide the Investor with another Offer Notice in accordance with, and subject to, the terms of this Section 4(l) and the Investor will again have the right of participation set forth in this Section 4(l). The Company shall not be permitted to deliver more than one Offer Notice to the Investor in any sixty (60) day period, except as expressly contemplated by the last sentence of Section 4(l)(ii).

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(ix)             The restrictions contained in this Section 4(l) shall not apply in connection with the issuance of any Excluded Securities. “Excluded Securities” shall mean (A) shares of Common Stock or standard options to purchase Common Stock to directors, officers, employees or consultants of the Company in their capacity as such pursuant to an Approved Share Plan (as defined below) (it being expressly understood and agreed for all purposes of this Agreement that lawyers, law firms, accountants and accounting firms do not constitute consultants), provided that the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects the Investor; (B) shares of Common Stock issued upon the conversion, exercise or exchange of Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (A) above) issued prior to the date hereof, provided that the conversion, exercise or exchange (as the case may be) of any such Convertible Security is made solely pursuant to the conversion, exercise or exchange (as the case may be) provisions of such Convertible Security that were in effect (and expressly set forth in such Convertible Security) on the date immediately prior to the date of this Agreement, the conversion, exercise or exchange price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (A) above) is not lowered, none of such Convertible Securities are (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (A) above) (nor is any provision of any such Convertible Securities) amended or waived in any manner (whether by the Company or the holder thereof) to increase, or which results in an increase in, the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (A) above) are otherwise materially changed or waived (whether by the Company or the holder thereof) in any manner that adversely affects the Investor; (C) the Notes; (D) the Conversion Shares; and (E) shares issued pursuant to that At Market Issuance Sales Agreement dated as of March 8, 2016 by and among the Company, FBR Capital Markets & Co. and MLV & Co. LLC, as amended from time to time. “Approved Share Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such. “Subsequent Placement” means a transaction in which the Company or any of its Subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Act)), any Convertible Securities, any debt, any preferred stock or any purchase rights. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, including, without limitation, pursuant to any “weighted average” or “full-ratchet” anti-dilution provision, or (ii) enters into or offers or sells any securities pursuant to any agreement (including, without limitation, an agreement providing for an “equity line of credit” or an “at-the-market” offering) whereby the Company or any Subsidiary may sell securities at a future determined price.

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(m)             Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(n)               Corporate Existence. So long as any of the Notes remain outstanding, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes.

(o)               Restriction on Cash Dividends. So long as any of the Notes remain outstanding, the Company shall not, directly or indirectly, declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Investor.

(p)               No Net Short Sales. So long as any of the Notes remain outstanding, neither the Investor nor any of its affiliates nor any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall maintain, in the aggregate, a Net Short Position.  For purposes hereof, a “Net Short Position” by a Restricted Person means a position whereby such Restricted Person has executed one or more sales of Common Stock that is marked as a short sale (but not including any sale marked “short exempt”) and that is executed at a time when such Restricted Person does not have an equivalent offsetting long position in the Common Stock (or is deemed to have a long position hereunder or otherwise in accordance with Regulation SHO under the Exchange Act); provided, further that no “Short Sale” shall be deemed to exist as a result of any failure by the Company (or its agents) to deliver Conversion Shares upon conversion of the Notes to any Restricted Person converting such Notes. For purposes of determining whether a Restricted Person has an equivalent offsetting long position in the Common Stock, such Restricted Person shall be deemed to hold “long” all shares of Common Stock that is either (i) then owned by such Restricted Person, if any, or (ii) then issuable to such Restricted Person as Conversion Shares pursuant to the terms of the Notes then held by such Restricted Person, if any, (without regard to any limitations on conversion set forth in the Notes and giving effect to any conversion price adjustments that would take effect given only the passage of time). Notwithstanding the foregoing, nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person from selling “long” (as defined under Rule 200 promulgated under Regulation SHO under the Exchange Act) the Securities or any other shares of Common Stock then owned by such Restricted Person. “Short Sales” means “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act. Notwithstanding anything in this Agreement or that certain Common Stock Purchase Agreement, dated February 24, 2015, by and between the Company and the Investor (the “Prior Agreement”) to the contrary, any transaction in the Common Stock or other securities of the Company by the Investor or any Restricted Person that is in compliance with the provisions of this Section 4(p) shall not be deemed to be a breach of the Prior Agreement, including, without limitation, Section 6.13 of the Prior Agreement, by the Investor or any Restricted Person.

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(q)               Resale Restrictions. For so long as the Investor owns any Securities, the Investor shall not sell any shares of Common Stock at a per share price below $1.05 (as adjusted for stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement) (the “Resale Price Threshold”); provided, however, that with respect to any sale by the Investor of Conversion Shares or any other shares of Common Stock issued pursuant to the Notes that were issued to the Investor at a Conversion Price (as defined in the Notes) or an Installment Conversion Price (as defined in the Notes) that is less than $1.00 (as adjusted for stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement), the Resale Price Threshold solely for such shares of Common Stock shall be deemed to be the applicable Floor Price for the applicable Installment Period with respect to which such shares of Common Stock were issued to the Investor.

(r)                 No Frustration. So long as any of the Notes remain outstanding, neither the Company nor any of its affiliates or Subsidiaries, nor any of its or their respective officers, employees, directors, agents or other representatives, will, without the prior written consent of the Investor (which consent may be withheld, delayed or conditioned in the Investor’s sole discretion), effect, enter into, amend the terms of, extend the maturity or term of, or announce or recommend to its stockholders any covenant, agreement, plan, arrangement or transaction (or issue, amend or waive any security of the Company or any agreement with respect to any Indebtedness) that would or would reasonably be expected to prohibit, limit, restrict, delay, conflict with or impair the ability or right of the Company to timely perform its obligations under this Agreement or the Notes, including, without limitation, the obligation of the Company to timely (i) deliver shares of Common Stock to the Investor or its affiliates in accordance with this Agreement or the Notes and/or (ii) repay in cash all outstanding principal and other amounts outstanding under the Notes at maturity or at any other times when payments are required to be made in cash pursuant to the terms of the Notes.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; NO LEGEND.

(a)                Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the principal amount of the Notes held by such Person, the number of Conversion Shares issuable upon conversion of the Notes held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of the Investor or its legal representatives.

(b)               Transfer Agent Instructions. On each Installment Date (as defined in the Notes), and on all such other dates as may be required for the Company to comply with its obligations under the Notes, the Company shall issue irrevocable instructions to the Transfer Agent in a form reasonably acceptable to the Investor and its counsel (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of the Investor or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time either by the Company in accordance with any Installment Conversion in accordance with the terms of the Notes, or by the Investor to the Company upon conversion of the Notes in such amounts as specified by the Company in accordance with the terms of the Notes. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b) will be given by the Company to the Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company. If the Investor effects a sale, assignment or transfer of the Securities, the Company shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Investor to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that the Investor shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

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(c)                No Restrictive Legends or Stop Transfer Instructions. Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend and no stop transfer or similar instructions shall be maintained against any of the Securities.

6.	CLOSING CONDITIONS.

(a)                Conditions of the Company to the Closing. The obligation of the Company to issue and sell the Initial Note to the Investor at the Initial Closing is subject to the satisfaction, or (where legally permissible) the waiver by the Company, prior to or at the Initial Closing, and the obligation of the Company to issue and sell the Additional Note to the Investor at the Additional Closing is subject to the satisfaction, or (where legally permissible) the waiver by the Company, prior to or at the Additional Closing, of each of the following conditions:

(i)                 Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (x) that are not qualified by “materiality” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the applicable Closing Date with the same force and effect as if made on such dates, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (y) that are qualified by “materiality” shall have been true and correct when made and shall be true and correct as of the applicable Closing Date with the same force and effect as if made on such dates, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(ii)               Performance of the Investor. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the applicable Closing Date.

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(iii)             Registration Statement Effective. The Registration Statement shall continue to be effective and shall be available for the sale of all Securities contemplated to be issued and sold pursuant to the Transaction Documents and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC.

(iv)             No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(v)               No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or governmental authority shall have been commenced or threatened, and no inquiry or investigation by any governmental authority shall have been commenced or threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

(vi)             Agreement; Purchase Price. On the Initial Closing Date, the Investor shall have (x) duly executed and delivered this Agreement to the Company and (y) paid the Initial Purchase Price (less the amounts withheld pursuant to Section 4(g)) to the Company for the Initial Note to be issued and sold to the Investor at the Initial Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions. On the Additional Closing Date, the Investor shall have paid the Additional Purchase Price to the Company for the Additional Note to be issued and sold to the Investor at the Additional Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions.

(b)               Conditions of the Investor to the Closing. The obligation of the Investor to purchase the Initial Note at the Initial Closing is subject to the satisfaction, or (where legally permissible) the waiver by the Investor, prior to or at the Initial Closing, and the obligation of the Investor to purchase the Additional Note at the Additional Closing is subject to the satisfaction, or (where legally permissible) the waiver by the Investor, prior to or at the Additional Closing, of each of the following conditions:

(i)                 Representations and Warranties. The representations and warranties of the Company contained in this Agreement (x) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the applicable Closing Date with the same force and effect as if made on such dates, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (y) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and correct as of the applicable Closing Date with the same force and effect as if made on such dates, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

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(ii)               Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the applicable Closing Date. The Company shall have delivered to the Investor on the applicable Closing Date a written certification by an executive officer of the Company to the foregoing effect.

(iii)             Registration Statement Effective. The Registration Statement shall continue to be effective and shall be available for the sale of all Securities contemplated to be issued and sold pursuant to the Transaction Documents and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC. The Prospectus Supplement shall have been filed with the SEC within the applicable time period prescribed for such filing by Rule 424(b) (without reliance on Rule 424(b)(8) of the Securities Act).

(iv)             No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Registration Statement, the Prospectus, the Prospectus Supplement, or any amendment or supplement thereto, or for any amendment of or supplement to the Registration Statement, the Prospectus, or the Prospectus Supplement; (b) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus or the Prospectus Supplement, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; or (c) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Registration Statement, the Prospectus or the Prospectus Supplement untrue or which requires the making of any additions to or changes to the statements then made in the Registration Statement, the Prospectus or the Prospectus Supplement in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or the Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Registration Statement or a supplement to the Prospectus or the Prospectus Supplement to comply with the Securities Act or any other law. The Company shall have no knowledge of any event that could reasonably be expected to have the effect of causing the suspension of the effectiveness of the Registration Statement or the prohibition or suspension of the use of the Prospectus or the Prospectus Supplement in connection with the sale of the Securities.

(v)               No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the SEC, the Principal Market or the Financial Industry Regulatory Authority (except for any suspension of trading of less than two (2) days, which suspension shall be terminated prior to the applicable Closing Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Eligible Market), trading in securities generally as reported on the Principal Market shall not have been suspended or limited, nor shall a banking moratorium have been declared either by the U.S. or New York State authorities (except for any suspension, limitation or moratorium which shall be terminated prior to the applicable Closing Date), there shall not have been imposed any suspension of electronic trading or settlement services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of electronic trading or settlement services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension), nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis that has had or would reasonably be expected to have a material adverse change in any U.S. financial, credit or securities market that is continuing.

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(vi)             Compliance with Laws. The Company shall have complied with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required of the Company by any applicable state securities or “Blue Sky” laws for the offer and sale of the Securities by the Company to the Investor and the subsequent resale of the Securities by the Investor (or shall have the availability of exemptions therefrom).

(vii)           No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(viii)         No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or governmental authority shall have been commenced or threatened, and no inquiry or investigation by any governmental authority shall have been commenced or threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

(ix)             Listing of Securities. All of the Initial Conversion Shares that may be issued pursuant to the Initial Note shall have been approved for listing or quotation on the Trading Market as of the Initial Closing Date, without regard to any limitations on conversion set forth in the Initial Note, subject only to notice of issuance. All of the Additional Conversion Shares that may be issued pursuant to the Additional Note shall have been approved for listing or quotation on the Trading Market as of the Additional Closing Date, without regard to any limitations on conversion set forth in the Additional Note, subject only to notice of issuance.

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(x)               No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

(xi)             Compliance with Terms of Initial Note. With respect to the Additional Closing, prior to such Additional Closing, the Company shall have complied with all of its obligations pursuant to the Initial Note, including, without limitation, the delivery on a timely basis of all of the Initial Conversion Shares issuable upon any conversion, redemption or amortization of the Initial Note.

(xii)           No Restrictive Legends or Stop Transfer Instructions. Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend and no stop transfer Instructions shall be maintained against any of the Securities.

(xiii)         Opinion of Counsel. On the Initial Closing Date, the Investor shall have received an opinion from outside counsel to the Company, dated the Initial Closing Date, in the form mutually agreed to by the parties hereto prior to the date hereof. On the Additional Closing Date, the Investor shall have received an opinion from outside counsel to the Company, dated the Additional Closing Date, in the form mutually agreed to by the parties hereto prior to the date hereof.

(xiv)         Transaction Documents. On the Initial Closing Date, the Company shall have duly executed and delivered to the Investor (x) this Agreement, (y) the Initial Note registered in the name of the Investor or its designee, and (z) the Irrevocable Transfer Agent Instructions. On the Additional Closing Date, the Company shall have duly executed and delivered to the Investor the Additional Note registered in the name of the Investor or its designee.

(xv)           Good Standing. On each Closing Date, the Company shall have delivered a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware as of a date within ten (10) days of such Closing Date.

(xvi)         Secretary’s Certificate. On each Closing Date, the Company shall have delivered a certificate, in the form acceptable to the Investor, executed by the Secretary of the Company and dated as of such Closing Date, as to (x) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to the Investor, (y) the Charter and (z) the Bylaws, each as in effect at such Closing.

(xvii)       Current Public Information. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, shall have been filed with the SEC under the Exchange Act.

(xviii)     No Event of Default; No Triggering Event; No Equity Conditions Failure. With respect to the Initial Closing, no condition, occurrence, state of facts or event that would constitute an Event of Default, Triggering Event or Equity Conditions Failure (as such terms are defined in the Notes) shall exist on the Initial Closing Date. With respect to the Additional Closing, (x) no Event of Default (as defined in the Notes), no Triggering Event (as defined in the Notes) and no Equity Conditions Failure (as defined in the Notes) shall have occurred with respect to the Initial Note and (y) no condition, occurrence, state of facts or event that would constitute an Event of Default, Triggering Event or Equity Conditions Failure (as such terms are defined in the Notes) shall exist on the Additional Closing Date.

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(xix)         Successful Installment Payments. With respect to the Additional Closing, the first three (3) Installment Periods shall have been completed under the terms of the Initial Note and the entire Installment Amounts due with respect to such Installment Periods shall have been paid by the Company to the Investor in cash or converted by the Investor into Initial Conversion Shares and all of such Initial Conversion Shares shall have been delivered to the Investor, in each case in accordance with the terms of the Initial Note.

(xx)           Other Documents. The Company shall have executed and delivered such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request.

7.	TERMINATION.

In the event that (i) the Initial Closing shall not have occurred within five (5) days after the date hereof or (ii) the Company breaches this Agreement in any material respect prior to the Initial Closing or the Additional Closing, then the Investor shall have the right to terminate its obligations under this Agreement at any time on or after the close of business on such date without liability of the Investor to any other party; provided, however, the right of the Investor to terminate its obligations under this Agreement pursuant to this Section 7 shall not be available to the Investor if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of the Investor’s breach of this Agreement, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse the Investor for the expenses described in Section 4(g) above. Nothing contained in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

8.	MISCELLANEOUS.

(a)                Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or under any of the other Transaction Documents or in connection herewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall (i) limit, or be deemed to limit, in any way any right to serve process in any manner permitted by law, (ii) operate, or shall be deemed to operate, to preclude the Investor from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Investor or to enforce a judgment or other court ruling in favor of the Investor or (iii) limit, or be deemed to limit, any provision of Section 21 of the Notes. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

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(b)               Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)                Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)               Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or its Subsidiaries (as the case may be), or payable to or received by the Investor, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to the Investor, or collection by the Investor pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Investor, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Investor, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Investor under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Investor under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

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(e)                Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Investor, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements the Investor or any of its affiliates has entered into with, or any instruments the Investor or any of its affiliates has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by the Investor or any of its affiliates in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to the Investor or any of its affiliates or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and the Investor or any of its affiliates, or any instruments the Investor or any of its affiliates has received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. Provisions of this Agreement may be amended only with the written consent of the Company and the Investor, and any amendment of any provision of this Agreement made in conformity with the provisions of this Section 8(e) shall be binding upon the Investor and the Company. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on the waiving party. The Company has not, directly or indirectly, made any agreements with the Investor relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, the Investor has not made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for the Investor to enter into this Agreement, the Company expressly acknowledges and agrees that (i) no due diligence or other investigation or inquiry conducted by the Investor, any of its advisors or any of its representatives shall affect the Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document, (ii) nothing contained in the Registration Statement, the Prospectus or the Prospectus Supplement shall affect the Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (iii) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect the Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

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(f)                Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (iv) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and/or e-mail addresses for such communications are as follows:

If to the Company:

Amyris, Inc.
5885 Hollis Street, Suite 100
Emeryville, CA 94608
Telephone Number: (510) 450-0761
Fax: (510) 225-2645

Email: GeneralCounsel@amyris.com
Attention: Nicholas Khadder

With a copy (for informational purposes only) to:

Fenwick & West LLP

Silicon Valley Center
801 California Street
Mountain View, CA 94041
Telephone Number: (650) 988-8500
Fax: (690) 938-5200

Email: dwinnike@fenwick.com
Attention: Daniel J. Winnike, Esq.

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If to the Investor:

[

                                          ]

with a copy (for informational purposes only) to:

Greenberg Traurig, LLP
The MetLife Building
200 Park Avenue
New York, NY 10166
Telephone Number: (212) 801-9200
Fax: (212) 801-6400

Email: marsicoa@gtlaw.com
Attention: Anthony J. Marsico, Esq

or to such other address, facsimile number or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iv) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (iii) above.

(g)               Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including, as contemplated below, any assignee or transferee of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion), including, without limitation, by way of a Fundamental Transaction (as defined in the Notes) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes). The Investor may assign some or all of its rights hereunder in connection with any assignment or transfer of any of its Securities without the consent of the Company, in which event such assignee or transferee (as the case may be) shall be deemed to be an Investor hereunder with respect to such assigned rights.

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(h)               No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 8(k).

(i)                 Survival. The representations, warranties, agreements and covenants shall survive the Closing.

(j)                 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)               Indemnification.

(i)                 In consideration of the Investor’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, or (b) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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(ii)               Promptly after receipt by an Indemnitee under this Section 8(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 8(k), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (iii) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 8(k), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(iii)             The indemnification required by this Section 8(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(iv)             The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

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(l)                 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement. It is expressly understood and agreed that for all purposes of this Agreement, and without implication that the contrary would otherwise be true, neither transactions nor purchases nor sales shall include the location and/or reservation of borrowable shares of Common Stock. Unless expressly indicated otherwise, all section references are to sections of this Agreement.

(m)             Remedies. The Investor and each holder of any Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief).

(n)               Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)               Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to the Investor hereunder or pursuant to any of the other Transaction Documents or the Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

[signature pages follow]

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

AMYRIS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

[ ]

By:
Name:
Title: